UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2003

ELECTRONICS FOR IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Velocity Way, Foster City, CA 94404
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (650) 357-3500

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	Text of Press Release, dated July 23, 2003, titled “Electronics for Imaging Corrects Revenue Allocation by Product Class”

Item 9. Regulation FD Disclosure (including Item 12 Information)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is being furnished under Item 12, “Results of Operations and Financial Condition.”
On July 23, 2003, Electronics for Imaging, Inc. issued a press release correcting the table allocating revenue by product classification for the Three Months Ended June 30, 2003 and Six Months Ended June 30, 2003 for Digital Black-and-White Solutions and Other Sources in a press release issued July 22, 2003, regarding its financial results for its second quarter of fiscal year 2003 ended June 30, 2003. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics for Imaging, Inc.

Date: July 23, 2003	By:	/s/ Joseph Cutts Joseph Cutts Chief Financial Officer

EXHIBIT INDEX

99.1	Text of Press Release, dated July 23, 2003, titled “Electronics for Imaging Corrects Revenue Allocation by Product Class”